Exhibit 10.47

REGISTRATION RIGHTS AGREEMENT

FOR

LIMITED PARTNERSHIP UNITS

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2002, by and among La Grange Energy, L.P., a Texas limited partnership (together with its successors and assigns, the “Company”), and each of the parties listed as Owners on the execution page hereof (collectively, the “Owners” and, individually, an “Owner”).

1. Background. Pursuant to that certain Subscription Agreement dated as of the date hereof, by and among the Company and the Owners, the Company is obligated to enter into this Agreement in order to provide the Owners with certain registration rights regarding units of the Company’s limited partnership interests. Certain terms used herein are defined in Section 3 of this Agreement.

2. Registration under Securities Act, and Related Matters.

2.1. Demand Registration.

(a) Concurrently with or from time to time after the Initial Registration Date, upon written request (a “Demand Request”), the Requisite Holders may request in writing that the Company effect the registration under the Securities Act of all or a portion of such Requisite Holders’ Registrable Securities, subject to the limitations specified herein.

(b) Procedures for Demand Registration.

(i) A Demand Request shall specify (A) the number of Registrable Securities the Owner or Owners desire to have registered, (B) the Owners intending to register their Registrable Securities, (C) the respective amount of Registrable Securities intended to be registered by each such Owner, (D) the intended method or methods of distribution of all such Registrable Securities by such Owners, and (E) whether or not the Owners elect such registration to be an underwritten offering.

(ii) The Company shall, within five business days, give Notice of a Demand Request to all other Owners of Registrable Securities, if any; and

(iii) Promptly after the performance of any obligations imposed under clauses (i) and (ii) of this Section 2.1(b), and subject to the limitations set forth in Section 2.1(f) below, the Company shall use its best efforts to effect the registration under the Securities Act of:

(A) the Registrable Securities which the Company has been so requested to register by such Owners, and

(B) all other Registrable Securities which the Company has been requested to register by the other Owners thereof upon written request by such other Owners given to the Company within 30 days after the giving of such Notice by the Company (which request shall specify the number of Registrable Securities to be included in such registration), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

(c) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more Owners of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless: (i) the managing underwriter of such offering shall have advised each Owner of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering, or (ii) the Owners of at least a Super Majority of the Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

(d) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission: (i) as shall be selected by the Company and as shall be reasonably acceptable to Owners of at least a Super Majority of the Registrable Securities being registered, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Company agrees to include in any such Registration Statement all information which Owners of the Registrable Securities being registered shall reasonably request.

(e) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1. Any Selling Expenses in connection with any registration requested under this Section 2.1 shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

(f) Limitations on Requested Registrations. The Company’s obligation to take or continue any action to effect a requested registration under this Section 2.1 shall be subject to the following:

(i) The Company shall not be required to effect more than three registrations requested pursuant to this Section 2.1 (including one “shelf” registration pursuant to Section 2.1(f)(iii) hereof). Except as provided in Section 2.1(f)(v), a registration shall not count as a requested registration pursuant to Section 2.1(a) for purposes of this Section 2.1(f)(i) until it has become effective. A registration requested pursuant to this Section 2.1 shall not be deemed to have become effective: (A) unless a Registration Statement with respect thereto has been declared effective and remains effective until the earlier of (y) all of the Registrable Securities registered under such Registration Statement have been sold or (z) for a period of at least 180 days (or, with respect to a shelf Registration Statement, two years), (B) if after a Registration Statement has become effective, such registration is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived, other than as a result of the voluntary termination of such offering by the Requisite Holders;

(ii) The Company shall not be required to effect a registration pursuant to this Section 2.1 unless such registration has been requested by a number of Owners constituting Requisite Holders;

(iii) At any time the Company is eligible to register securities for a continuous and indefinite period of time on any form similar in substance to SEC Form S-3 (or any successor form or method of registration that provides for the incorporation by reference of historical information regarding the Company’s business and financial affairs) pursuant to Rule 415 or otherwise, one Demand Request pursuant to this Section 2.1 may be made by the Requisite Holders hereunder for the Company to prepare and file a “shelf” Registration Statement pursuant to Rule 415 with respect to the resale by the Owners of their Registrable Securities and providing for such plan of distribution as may be specified in the request of the Requisite Holders. Such Demand Request will state that the Requisite Holders elect to have the registration be a shelf registration. The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all securities covered by the shelf Registration Statement in accordance with the intended methods of disposition by the Owners thereof; and

(iv) The Company will not be required to effect a registration pursuant to this Section 2.1 during the ninety-day period after a registration statement shall have been filed and declared effective under the Securities Act with respect to the firm commitment underwritten public offering of any class of the Company’s equity securities, in which the Owners of Registrable Securities have been or will be permitted to include all of their Registrable Securities so requested to be registered pursuant to Section 2.2 (which shall exclude a registration of securities on Form S-8 or otherwise with respect to an employee benefit, retirement or similar plan).

(v) At any time after a Registration Statement covering Registrable Securities becomes effective, the Owners of a Super Majority of Registrable Securities covered by such registration may request that the Company withdraw the Registration Statement. Such requested registration shall not constitute a request under Section 2.1(a) for purposes of Section 2.1(f), except as provided in this Section 2.1(f)(v). If the Company withdraws such requested registration after the filing of the Registration Statement with the Commission, the Owners shall be deemed to have used one of their registration rights under Section 2.1(a) for purposes of Section 2.1(f), unless such request of withdrawal was caused by, or made in response to, (1) a material adverse effect or similar event related to the business, properties, condition, prospects or operation of the Company, or (2) a material adverse change in the financial markets or the economy; provided, however, that such withdrawn Registration Statement shall not count as a requested registration pursuant to Section 2.1(a) for purposes of Section 2.1(f)(v) if the Company shall have been reimbursed by the Owners of Registrable Securities covered by such registration for all reasonable out-of-pocket expenses incurred by the Company in connection with such withdrawn registration.

(g) Requested Underwritten Registration. If the Requisite Holders requesting registration pursuant to this Section 2.1 so elect, the offering of such Registrable Securities pursuant to such registration shall be in the form of an underwritten offering. The Requisite Holders so electing shall, subject to the consent of the Company (which consent shall not be unreasonable withheld), select one or more nationally recognized underwriters thereof to act as the lead managing underwriter or underwriters in connection with such offering.

(h) Priority in Underwritten Requested Registrations. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Owner of Registrable Securities requesting registration) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering (including the price range acceptable to the Requisite Holders), then the Registrable Securities to be offered for the accounts of the requesting holders in such offering shall be reduced or limited pro rata among the holders thereof requesting such registration on the basis of the percentage of the Registrable Securities of the Company held by the holders of Registrable Securities which have requested that such Registrable Securities be included. If the Owners requesting registration under this Section 2.1 are unable to sell at least 80% of the Registrable Securities requested by such Owners to be included in any registration pursuant to Section 2.1 as a result of an underwriter’s cutback pursuant to this Section 2.1(h), then such registration shall not count as a requested registration for purposes of Section 2.1(f)(i). In connection with any registration as to which the provisions of this Section 2.1(h) apply, no securities other than Registrable Securities shall be covered by such registration.

2.2. Incidental Registration.

(a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities of the same class as the Registrable Securities under the Securities Act (other than: (i) in connection with a registration on Form S-8 promulgated under the Securities Act, of securities issuable under any employee benefit, retirement or similar plan, (ii) in connection with a registration on Form S-4 promulgated under the Securities Act with respect to a Rule 145 transaction, or (iii) pursuant to Section 2.1), whether in an underwritten offering or otherwise and whether or not for sale for its own account, it shall each such time, at least 30 days before the filing of the Registration Statement related thereto, give prompt Notice to all Owners of Registrable Securities of its intention to register such shares and of such Owners’ rights under this Section 2.2. Upon the written request of any such Owner made within 30 days after the receipt of any such Notice (which request shall specify the Registrable Securities intended to be disposed of by such Owner and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Owners thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, that if, at any time after giving Notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give Notice of such determination to each Owner of Registrable Securities and: (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Owner or Owners of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1 above, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 above or shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 above. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and (in the case of (i) above but not (ii)) any Selling Expenses shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the Registrable Securities then being registered on their behalf.

(b) Priority in Incidental Registrations. If : (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more nationally recognized underwriters under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Owners of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the Company, then the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of ) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities requested to be included in such registration pro rata on the basis of the number of such securities so proposed to be sold and so requested to be included, and third, all other securities of the Company requested to be included in such registration pro rata on the basis of the number of such securities so proposed to be sold and so requested to be included.

(c) The number of requests permitted by the Owners of Registrable Securities pursuant to this Section 2.2 shall be unlimited.

2.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or 2.2 above, the Company shall as expeditiously as possible:

(i) prepare and (subject to (iii) below, as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite Registration Statement to effect such registration and thereafter use its best efforts to cause such Registration Statement to become and remain effective; provided, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a) above, its securities which are Registrable Securities) at any time prior to the effective date of the Registration Statement relating thereto;

(ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Owner or Owners thereof set forth in such Registration Statement or (B) 180 days (or with respect to a shelf Registration Statement, two years) from the date such Registration Statement is declared effective;

(iii) furnish, at least ten business days before filing a Registration Statement or a Prospectus relating thereto with the Commission, to each Owner of Registrable Securities covered by such Registration Statement (and one counsel selected by the Owners of at least a Super Majority of the Registrable Securities to be covered by such registration (the “Owners’ Counsel”)) such number of conformed copies of such Registration Statement that registers such Registrable Securities, and of each such amendment and supplement thereto (in each case including, without limitation, all exhibits); such number of copies of the Prospectus contained in such Registration Statement (including, without limitation, each preliminary Prospectus and any summary Prospectus); and such number of copies of any other Prospectus filed with the Commission under Rule 424, in conformity with the requirements of the Securities Act, and such other documents as such Owner may reasonably request; provided, that the Company shall not file any part thereof to which any such Owner shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(iv) notify in writing the Owners’ Counsel (a) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Registration Statement or Prospectus or any amendment or supplement thereto, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (b) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto, or the initiation or threatening of any proceeding for that purpose and (c) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Owner thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Owner to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Owner or seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign limited partnership in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction (except as required by such other securities or blue sky laws);

(v) without limiting clause (iv) above, use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Owner or Owners thereof to consummate the disposition of such Registrable Securities;

(vi) furnish to each Owner of Registrable Securities and to the Owners’ Counsel a signed counterpart, addressed to such Owner and Owners’ Counsel (and underwriters, if any), of:

(A) an opinion of counsel for the Company, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Owner, and

(B) a “comfort” letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent certified public accountants who have certified the Company’s financial statements included in such Registration Statement, and any other comfort letters issued to the Company in connection with such Registration Statement;

in each case covering substantially the same matters with respect to such Registration Statement ( and the Prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such Owner may reasonably request;

(vii) notify each Owner of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly prepare and furnish to each Owner a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and furnish to each Owner of Registrable Securities, as soon as reasonably practicable, earnings statements covering a period of 12 months beginning within three months after the effective date of the subject Registration Statement (which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act);

(ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(x) apply for listing and use best efforts to list all Registrable Securities covered by such Registration Statement on any national securities exchange on which any equity securities of the Company of the same class as the Registrable Securities are then listed; or, if the Company does not have equity securities listed on a national securities exchange or automated quotation system, then apply for qualification and use its best efforts to qualify such Registrable Securities for inclusion on such national securities exchange or quotation system as the Owners of a Super Majority of Registrable Securities covered by such Registration Statement shall reasonably request;

(xi) cause senior representatives of the Company to participate in all roadshows reasonably requested by an underwriter of an underwritten or “best efforts” offering, and other marketing activities as may be reasonably requested by such underwriters;

(xii) promptly issue to any underwriter to which the Owners holding such Registrable Securities may sell Registrable Securities in such offering certificates evidencing such Registrable Securities; and

(xiii) enter into any other agreements and take any other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each Owner of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Owner and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

Each Owner of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any Notice from the Company of the happening of any event of the kind described in clause (vii) of this Section 2.3, such Owner will forthwith discontinue such Owner’s disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Owner’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Owner’s possession of the Prospectus relating to such Registrable Securities current at the time of receipt of such Notice.

2.4 Underwritten Offerings.

(a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by Owners of Registrable Securities pursuant to a registration requested under Section 2.1 above, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such Owner and to the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7 below. The Owners of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Owners of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Owners of Registrable Securities. No such Owner of Registrable Securities shall be required to make any representations or warranties to, or agreements with, the Company or the underwriters, other than representations, warranties or agreements regarding the identity of such Owner, such Owners’ Registrable Securities and such Owner’s intended method of distribution and any other representation, warranty or agreement required by law. Notwithstanding Sections 2.1 (e) and 2.3, to the extent that the Owners selling Registrable Securities in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

(b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 above and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by any Owner of Registrable Securities as provided in Section 2.2 above (subject to the Notice provisions of Section 2.2(a)), and subject to the provisions of Section 2.2(b) above, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Owner among the securities to be distributed by such underwriters. The Owners of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement among the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Owners of Registrable Securities, and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Owners of Registrable Securities. No such Owner of Registrable Securities shall be required to make any representations or warranties to, or agreements with, the Company or the underwriters, other than representations, warranties or agreements regarding the identity of such Owner, such Owners’ Registrable Securities and such Owner’s intended method of distribution and any other representation, warranty or agreement required by law.

2.5. Preparation; Reasonable Investigation. In addition and not in limitation of clause (iii) of Section 2.3, in connection with the preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company shall give the Owners of Registrable Securities registered under such registration statement, and their counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. The Company shall make available upon reasonable notice and during normal business hours, for inspection by the Requisite Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent or representative retained by such Requisite Holders or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such Registration Statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the Registration Statement; (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction; (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates; or (iv) such disclosure is required to be made under applicable law.

2.6. Additional Rights of Owners. If any Registration Statement prepared under this Agreement refers to any Owner by name or otherwise as the holder of any securities of the Company, then such Owner shall have the right to require: (a) the insertion therein of language, in form and substance satisfactory to such Owner, to the effect that the holding by such Owner of such securities does not necessarily make such Owner a “controlling person” of the Company within the meaning of the Securities Act, and is not to be construed as a recommendation by such Owner of the investment quality of the Company’s debt or equity securities covered thereby, and that such holding does not imply that such Owner will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Owner by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Owner.

2.7. Indemnification.

(a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company shall, and hereby does agree to, indemnify and hold harmless each Owner of any Registrable Securities covered by such Registration Statement, its directors and officers, managers, employees, members, partners, shareholders and advisors and their respective Affiliates, each underwriter, broker or any other person acting on behalf of the holders of Registrable Securities, and each other Person who participates in the offering or sale of such securities, as well as each other Person, if any, who “controls” any of the foregoing Persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary Prospectus, final Prospectus, or summary Prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company or relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such preliminary Prospectus, final Prospectus, summary Prospectus, or amendment or supplement thereof in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Owner specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final Prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person, if such statement or omission was corrected in such final Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Owner or any of the other aforementioned Persons, and shall survive the transfer of such securities by such Owner.

(b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1 or 2.2 above, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a) above) the Company, each director of the Company, each officer of the Company, each underwriter, broker or other Person acting on behalf of such prospective seller of Registrable Securities and each other Person, if any, who “controls” the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary Prospectus, final Prospectus or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, summary Prospectus, amendment or supplement. The maximum liability of each such Owner for any such indemnification shall not exceed the amount of proceeds actually received by such Owner from the sale of his/her/its Registrable Securities pursuant to such registration. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person, and shall survive the transfer of such Registrable Securities by such Owner.

(c) Notices of Claims, and Related Matters. Promptly after receipt by an indemnified party of Notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give Notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give Notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.7(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give Notice. In case any such action is brought against an indemnified party, unless, in such indemnified party’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel satisfactory to such indemnified party, and after Notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect (i) the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action, (ii) the relevant benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering effected pursuant to such registration and (iii) as well as any other relevant equitable considerations, provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Owner of Registrable Securities, to an amount equal to the net proceeds actually received by such Owner from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any person.

(e) Other Indemnification. Indemnification similar to that specified in Sections 2.7(a), (b) and (c) above (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

(f) Indemnification Payments. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

2.8. Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision which would adversely affect the ability of the Owners of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

2.9 No Conflict of Rights; Future Rights. The Company shall not, after the date hereof, grant any registration rights that conflict with or adversely affect the rights granted to the Owners hereby without the written consent of Owners of at least a Super Majority of the Registrable Securities then outstanding. If at any time following the date hereof, the Company shall grant to any present or future holder of securities of the Company rights to in any manner cause or participate in any Registration Statement of the Company without the written consent of Owners of at least a Super Majority of the Registrable Securities then outstanding that, in the judgment of the Owners, are superior to, pari passu with or otherwise conflict with the rights granted to the Owners hereby, such grant shall be null, void and ultra vires.

2.10 Mergers, etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving entity unless the surviving entity shall, prior to such merger, consolidation or reorganization, agree in writing to assume those obligations of the Company under this Agreement (other than Section 2.9) as shall be mutually acceptable to such surviving entity and Owners of at least a Super Majority of the Registrable Securities then outstanding, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the common equity interests or other securities, if any, which the Owners would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided that, to the extent the Owners receive securities that are by their terms convertible into common equity interests of the issuer thereof, then any such common equity interests as are issued or issuable upon conversion of said convertible securities shall be included within the definition of “Registrable Securities.”

3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

Company: Shall have the meaning specified in the preamble.

Demand Request: Shall have the meaning specified in Section 2.1(a).

Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

Information: Shall have the meaning specified in Section 2.5.

Initial Registration Date: The first to occur of the following: (i) the date on which the Company authorizes a Registration Statement to be filed with the Commission with respect to an initial public offering of the Company’s securities pursuant to the Securities Act, or (ii) the effective date upon which the Company is merged into, consolidated with, or has sold substantially all of its assets to, another Person who has previously issued securities registered under the Securities Act and which are registered under Section 12 of the Exchange Act.

Inspectors: Shall have the meaning specified in Section 2.5.

NASD: The automated quotation system of the National Association of Securities Dealers, Inc.

Notice: Shall have the meaning specified in Section 7.

Owner: Shall have the meaning specified in the preamble.

Owners’ Counsel: Shall have the meaning specified in clause (iii) of Section 2.3.

Person: A corporation, an association, a partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

Prospectus: means the prospectus included in a Registration Statement, including any amendment or prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

Records: Shall have the meaning specified in Section 2.5.

Registrable Securities: Any of the equity interests of the Company owned by an Owner, including all limited partnership units issued upon exercise of options or warrants held by an Owner, and any securities issued or issuable with respect to any such limited partnership units by way of distribution or in connection with any reorganization or other recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such Registration Statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 under the Securities Act, (c) such Registrable Securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) such Registrable Securities shall have ceased to be outstanding.

Registration Expenses: All expenses incident to the Company’s performance of or compliance with the registration requirements set forth in Section 2.1 and 2.2 above, including, without limitation, all registration, filing and NASD fees, exchange or national market listing fees, all fees and expenses of complying with applicable laws (including securities or blue sky laws), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the fees and disbursements of one special counsel to the holders of Registrable Securities, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, the fees and expenses of any special experts, including independent petroleum engineers, retained by the Company in connection with such offering, the fees and expenses of any qualified independent underwriter or other independent appraiser participating in any offering pursuant to the Conduct Rules of the NASD, all printing, mailing, courier and overnight delivery charges (except to the extent borne by underwriters), all travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the offered securities, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any; provided, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

Registration Statement: means any registration statement of the Company that covers an offering of any of the Registrable Securities, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

Requisite Holders: With respect to the initial Demand Request for registration of Registrable Securities pursuant to Section 2.1 above, any holder or holders of more than 30% of the Registrable Securities then outstanding, and, with respect to any subsequent Demand Request for registration of Registrable Securities pursuant to Section 2.1 above, any holder or holders of more than 20% of the Registrable Securities then outstanding.

Rule 144: Rule 144 promulgated under the Securities Act, or any successor rule thereto or any complementary rule thereto (such as Rule 144A), as it may be amended from time to time.

Rule 144A: Rule 144A promulgated under the Securities Act, or any successor rule thereto or any complementary rule thereto, as it may be amended from time to time.

Rule 415: Rule 415 promulgated under the Securities Act, or any successor rule thereto or any complementary rule thereto, as it may be amended from time to time.

Rule 424: Rule 424 promulgated under the Securities Act, or any successor rule thereto or any complementary rule thereto, as it may be amended from time to time.

Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

Selling Expenses: Underwriting discounts and commissions, together with any transfer taxes relating to securities registered by the Company.

Super Majority: Sixty-six and two-thirds percent (66-2/3%).

4. Rule 144 and Rule 144A:

(a) If the Company shall have filed a Registration Statement pursuant to the requirements of Section 12 of the Exchange Act or a Registration Statement pursuant to the requirements of the Securities Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any Owner of Registrable Securities, make publicly available other information) and will take such further action as any Owner of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Owner to sell

Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Owner of Registrable Securities, the Company shall deliver to such Owner a written statement as to whether it has complied with such requirements. After any sale of Registrable Securities pursuant to this Section 4(a), the Company shall, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities.

(b) In order to permit the Owners of Registrable Securities to sell the same, if they so desire, pursuant to Rule 144A, the Company shall comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A. Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A), which would be purchasing such Registrable Securities in reliance upon Rule 144A, may request from the Company information regarding the business, operations and assets of the Company. Within five business days after receipt by the Company of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.

5. Amendments and Waivers. This Agreement may not be modified or amended except pursuant to a writing executed by the Company and Owners of at least a Super Majority of the Registrable Securities then outstanding; provided, however, that any such modification or amendment that would have a material adverse effect on a particular Owner but would not have a similar material adverse effect on all Owners generally, or would otherwise remove an Owner as a party to this Agreement, shall require the consent of such Owner. Each Owner of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement, or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

7. Notice. Any notice, request, instruction, or correspondence or other document to be given hereunder by either party to the other (herein collectively called “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgement of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

(i)	if to the Company to:
La Grange Energy, L.P.
2838 Woodside
Dallas, Texas 75204
Telephone: (214)981-0700
Attention: Clay Kutch

(ii)	if to the Owners, to their respective addresses set forth on Annex I hereto.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Owners shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

9. Termination. This Agreement shall terminate when no Registrable Securities remain outstanding.

10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof. References herein to Sections are references to Sections of this Agreement, except as otherwise indicated.

11. Remedies; Specific Performance.

(a) Each Owner shall have all rights and remedies reserved for such Owner pursuant to this Agreement and all rights and remedies which such Owner has been granted at any time under any other agreement or contract and all of the rights which such Owner has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

(b) The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedies of injunctive relief and of specific performance of the terms hereof will be available in the event of any such breach. If any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

12. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Texas, without regard to rules or principles of conflicts of law requiring the application of the law of another State.

13. Entire Agreement. This Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

14. Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

15. Counterparts; Facsimile. This Agreement may be executed simultaneously in any number of original or facsimile counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

COMPANY:

LA GRANGE ENERGY, L.P.

By:	LE GP, L.L.C.,
its general partner

By:	/s/ Ray Davis
Name:	Ray Davis
Title:	Co-Chief Executive Officer

OWNERS:

ETC HOLDINGS, L.P.

By:	ET GP, L.L.C.,
its general partner

By:	/s/ Kelcy Warren
Name:	Keloy Warren
Title:	Co-Chief Executive Officer

KELLEN HOLDINGS, LLC

By:	/s/ Daniel A. Rioux
Name:	Daniel A. Rioux
Title:	Vice President and Treasurer

GREENHILL CAPITAL PARTNERS, L.P.				OASIS GAS PARTNERS LLC

By:	GCP, L.P., its general partner			By:	/s/ Jackson Farrow Jr.

	By:	GCP, LLC, its general partner		Name:	Jackson Farrow Jr.

		By:	[ILLEGIBLE]	Title:	V-P, Stephens Group Inc., Manager
Name:
Title:

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.				HARVARD PRIVATE CAPITAL PROPERTIES III, INC.

By:	GCP, L.P., its general partner			By:	/s/ Michael S. Pradko

	By:	GCP, LLC, its general partner		Name:	Michael S. Pradko

		By:	[ILLEGIBLE]	Title:	AUTHORISED SIGNATORY
Name:
Title:

GREENHILL CAPITAL PARTNERS, (EXECUTIVES), L.P.				PH ENERGY LLC

By:	GCP, L.P., its general partner			By:	/s/ Benjamin A. Gomez

	By:	GCP, LLC, its general partner		Name:	Benjamin A. Gomez

		By:	[ILLEGIBLE]	Title:	Managing Director
Name:
Title:

GREENHILL CAPITAL, L.P.				WH ENERGY INVESTORS, L.L.C.

By:	GCP, L.P., its general partner			By:	/s/ E.H. Hawes

	By:	GCP, LLC, its general partner		Name:	E.H. Hawes

		By:	[ILLEGIBLE]	Title:	Member
Name:
Title:

THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL FOUNDATION INVESTMENT FUND, INC.

By:	/s/ Nancy D. Suttenfield
Name:	Nancy D. Suttenfield
Title:	Treasurer

PHILLIPS OIL & GAS, INC.

By:	/s/ Fred L. Phillips
Name:	Fred L. Phillips
Title:	President

RAINBOW INVESTMENTS COMPANY

By:	/s/ Duane S. Herbst
Name:	Duane S. Herbst
Title:	V.P.

Annex I

Addresses of Owners

ETC Holdings, L.P.

2838 Woodside

Dallas, Texas 75204

Fax: (214) 981-0703

Kellen Holdings, LLC

c/o Liberty Energy Corporation

175 Berkeley Street

Boston, MA 02117

Attention: Dan A. Rioux

Telephone: (617) 574-5662

Telecopy: (617) 574-6977

Oasis Gas Partners LLC

c/o Stephens Group, Inc.

111 Center Street

Little Rock, AR 72203

Attention: Rick Turner

Telephone: (501) 377-2217

Telecopy: (501) 377-3453

Harvard Private Capital Properties III, Inc.

c/o Harvard Management Company, Inc.

600 Atlantic Ave

Boston, MA 02210

Attention: Megan Kelleher

Telephone: (617) 523-7698

Telecopy: (617) 878-6916

Greenhill Capital Partners, LLC

23rd Floor

300 Park Avenue

New York, NY 10022

Attention: Frank Pottow

Telephone: (212) 389-1515

Telecopy: (212) 389-1715

PH Energy LLC

The Pilot House

Lewis Wharf

Boston, MA 02110

Attention: Benjamin A. Gomez

Telephone: (617) 854-3515

Telecopy: (617) 854-3111

WH Energy Investors, L.L.C.

13150 Coit Road, Suite 125

Dallas, Texas 75240

Telephone: (972) 671-1133

Telecopy: (972) 671-1134

The University of North Carolina at Chapel Hill

        Foundation Investment Fund, Inc.

c/o UNC Management Company

308 West Rosemary St.

Suite 203

Chapel Hill, NC 27516

Attention: Mark Yusko

Telephone: (919) 962-2002

Telecopy: (919) 962-0180

Phillips Oil & Gas, Inc.

330 Marshall Street

Suite 300

Shreveport, LA 71101

Attention: Charles L. Williams

Telephone: (318) 222-1800

Telecopy: (318) 424-1257

Rainbow Investments Company

710 Buffalo St., Suite 800

Corpus Christi, TX 78401

Attention: Dwayne Herbst

Telephone: (361) 882-8407

Telecopy: (361) 882-9210

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